UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2024

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described under Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Avantor, Inc. (the “Company”) held on May 9, 2024, the stockholders of the Company approved proposed amendments (the “Amendments”) to the Company’s third amended and restated certificate of incorporation to provide for the exculpation of certain officers, as permitted by the Delaware General Corporation Law, from certain claims of breach of the fiduciary duty of care, and to effect other miscellaneous non-substantive clarifications and changes, including to eliminate provisions that are outdated. The Amendments are described in detail under “Item 2: Amendments to the Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law, and to make certain other non-substantive changes” commencing on page 33 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2024 (the “Proxy Statement”) in connection with the Annual Meeting.
The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of incorporation, as modified by the Amendments (the “Amended and Restated Certificate of Incorporation”), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and the Amended and Restated Certificate of Incorporation became effective on May 9, 2024.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its 2024 Annual Meeting of Stockholders on May 9, 2024. For more information on the following proposals submitted to stockholders, see the Proxy Statement. The final voting results for each of the items submitted to a stockholder vote at the Annual Meeting are set forth below.
1. The stockholders elected nine directors to serve for a one-year term expiring at the Company’s 2025 Annual Meeting of Stockholders, subject to election and qualification of their successors, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominee
Juan Andres	606,796,910	3,273,263	130,576	18,593,053
John Carethers	588,433,953	21,714,316	52,480	18,593,053
Lan Kang	608,710,132	1,438,043	52,574	18,593,053
Joseph Massaro	606,663,046	3,485,121	52,582	18,593,053
Mala Murthy	609,411,755	737,300	51,694	18,593,053
Jonathan Peacock	586,404,971	23,742,554	53,224	18,593,053
Michael Severino	593,552,286	16,595,418	53,045	18,593,053
Michael Stubblefield	605,727,145	4,419,067	54,537	18,593,053
Gregory Summe	556,245,144	53,558,069	397,536	18,593,053
2. The stockholders approved amendments to the Certificate of Incorporation to provide for officer exculpation in accordance with changes to Delaware law, and to make certain other immaterial changes, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve Amendments to the Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law, and to make certain other non-substantive changes	550,792,836	59,310,862	97,051	18,593,053
3. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm	613,514,149	15,229,218	50,435
4. The stockholders approved, on an advisory basis, the 2023 compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Named Executive Officer Compensation	569,595,210	40,518,922	86,617	18,593,053
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Fourth Amended and Restated Certificate of Incorporation, effective May 9, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: May 10, 2024	By:	/s/ Claudius Sokenu
		Name:	Claudius Sokenu
		Title:	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary (Duly Authorized Officer)